COMMERCIAL - INDUSTRIAL - INVESTMENT
                          REAL ESTATE PURCHASE CONTRACT
            This is a legally binding contract. It has been prepared
         by the Utah Association of REALTORS for the use of its members only, in their transactions with clients and customers. Parties to this contract may agree, in writing, to alter or delete provisions of this contact. Seek advice from your attorney or tax advisor before entering into a binding contract.

                              EARNEST MONEY RECEIPT

The Buyer Cyber Lacrosse Inc., a Nevada Corporation offers to purchase the Property described below and delivers as Earnest Money Deposit $500.00 In the form of check# to:

[ ] the Brokerage, to be deposited within three business day after Acceptance of this Offer to Purchase by all parties.
[ ] the Title/Escrow Company identified below.
 Brokerage or Title/Escrow Company ______________________Address_______________

Received _____________________   by _____________  on_______________  (date)
Phone Number_______________

(if Title/Escrow Company) for deposit no later than (date)__________________.

================================================================================
                                OFFER TO PURCHASE

1. PROPERTY: 26 S Main Street
Address _________________ City  Nephi  County Juab  State    Utah

For legal description, see attached Addendum #__________________ [] preliminary title report when available as provided below.

    1.1 INCLUDED ITEMS: Unless excluded herein, this sale shall include all fixtures presently attached to the Property. The following personal property shall also be included in this sale and conveyed under separate Bill of Sale with warranties as to title: See Addendum #1
    1.2 EXCLUDED ITEMS: These items are excluded from this sale:

2. PURCHASE PRICE AND FINANCING. Buyer agrees to pay for the Property as follows:

$     500.00    Earnest Money Deposit
$____________   Loan proceeds:


                [] Representing the liability to be assumed by Buyer under an existing assumable loan ([] with [] without Seller being release of liability) in this approximate amount with [] Buyer [] Seller agreeing to pay any loan transfer and assumption fees. Any net differences between the approximate balance of the loan shown above and the actual balance at Closing shall then be adjusted in cash [] other .
                [] From new institutional financing on terms no less favorable to the Buyer than the following: (interest rate for first period prior to adjustment, if any);___________ (amortization period); ________________________ (term). Other than these, the loan terms shall be the best obtainable under the loan for which the Buyer applies below.
                [X]From Seller-held financing, as described in the attached Seller Financing Addendum.

$ ___________   Other:
$    15,000     Balance of Purchase Price in cash at closing.
  -----------
$   200,000     TOTAL PURCHASE PRICE
3. CLOSING. This transaction shall be closed on or before April 30 . Closing shall occur when: (a) Buyer and Seller have signed and delivered to each other (or to the escrow/title company),all documents required by this Contract, by the Lender, by written escrow instructions signed by the Buyer and the Seller, and by applicable law; (b) the moneys required to be paid under these documents have been delivered to the escrow / title company in the form of collected or cleared funds; and (c) the deed wich the Seller has agreed to deliver under Section 6 had been recorded. Seller and Buyer shall each pay one-half of the escrow Closing fee, unless otherwise agreed by the parties in writing. Taxes and assessments for the current year, rents, and interest on assumed obligations shall be prorated as set forth in this Section. All deposits on tenancies shall be transferred to Buyer at Closing. Prorations set forth in this Section shall be made as of date of Closing;
 date of possession;    other ____________.
4. POSSESSION. Seller shall deliver possession to Buyer within 2 hours after Closing.
5. CONFIRMATION OF AGENCY DISCLOSURE. At the signing of this Contract the Listing Agent Linda W. Represents Seller Buyer, and the Selling Agent Dawn Colbert Represents Seller Buyer. Buyer and Seller confirm that prior to signing this Contract written disclosure of the agency relationship was provided to him/her. ( ) Buyer's initials ( ) Seller's initials.


6. TITLE TO PROPERTY AND TITLE INSURANCE. (a) Seller has, or shall have at Closing, free title to the Property and agrees to convey such title to Buyer by general special warranty deed, free of financial encumbrances as warranted under
Section 10.6; (b) Seller agrees to pay for, and furnish Buyer at Closing with, a current standard form Owner's policy of title insurance in the amount of the Total Purchase Price; (c) the title policy shall conform with Seller's obligations under subsections (a)and(b).Unless otherwise agreed under Section 8.4, the commitment shall conform with the title insurance commitment provided under Section 7.1.
     [] The Buyer elects to obtain a full - coverage extended ALTA policy of title insurance under 6 ( b ). The cost of this coverage, above that of a standard Owner's policy, shall be paid for by the Buyer Seller. Also, the cost of a full-coverage ALTA survey, shall be paid for by the Buyer Seller.
7. SPECIFIC UNDERTAKINGS OF SELLER AND BUYER.
     7.1 SELLER DISCLOSURES. The Seller will deliver to the Buyer the following Seller Disclosures no later than the number of calendar days indicated below which shall be days after Acceptance: (days)
           [X] (a) a Seller Property Condition Disclosure for the Property, signed and dated by Seller:
           [X] (b)a commitment for the policy of title insurance  required under
           Section 6, to be issued by the title insurance company chosen by Seller, including copies of all documents listed as Exceptions on the
           Commitment:
           [ ](c) a copy of all loan documents relating to any loan now existing which will encumber the Property after Closing:

           [X](d) a copy of all leases and rental agreements now in effect with regard to the Property together with a current rent roll:
           [X] (e) operating statements of the Property for its last 2 full fiscal years of operation plus the current fiscal year. through _______________ , certified by the Seller or by an independent auditor:
          [ ] (f) tenant Estoppel agreement:
Seller agrees to pay any charge for cancellation of the title commitment provided under subsection (b).
         If Seller does not provide any of the Seller Disclosures within the time periods agreed above, the Buyer may either waive the particular Seller Disclosure requirement by taking no timely action or the Buyer may notify the Seller in writing within 3 calendar days after the expiration of the particular disclosure time period that the Seller is in Default under this Contract and that the remedies under Section 16 are at the Buyer's disposal. The holder of the Earnest Money Deposit shall, upon receipt of a copy of Buyer's written notice, return to the Buyer the Earnest Money Deposit without the requirement of further written authorization from the Seller.
           7.2 BUYER UNDERTAKINGS. The Buyer agrees to: I II
            [](a) Apply for approval of the assumption or funding of the loan proceeds described in Section 2 by completing, signing, and delivering to the Lender the initial loan application and documentation required by the Lender and by paying all fees as required by the Lender (including appraisal fee) no late than N/A calendar days after Acceptance; and N/A
           [](b) No later than N/A calendar days after Acceptance, obtain from the Lender to whom application is made under subsection (a) a written commitment to approve the assumption of the existing loan or to fund the new loan subject only to changes of conditions in Buyer's credit worthiness and to normal loan closing procedures; or, if Buyer elects, providing the Seller with absolute assurance, within the same time frame, that the proceeds required for funding the Total Purchase Price are available. N/A


These Buyer Undertakings are at the sole expense of the Buyer and are material elements of this Contract for the benefit of both the Buyer and the Seller. If Buyer does not initiate any Buyer Undertaking and provide Seller with written confirmation in the time agreed above, the Seller may either waive the particular Buyer Undertaking requirement by taking no timely action or the Seller may notify the Buyer in writing with 3 calendar days of the expiration of the particular undertaking time period that the Buyer is in Default under this Contract and that the remedies under Section 16 are at the Seller's disposal. The holder of the Earnest Money Deposit shall, upon receipt of a copy of Seller's written notice, deliver to the Seller the Earnest Money Deposit without the requirement of further written authorization from the Buyer.
         7.3 ADDITIONAL DUE DILIGENCE. The Buyer shall undertake the following Additional Due Diligence elements at its own expense and for its own benefit for the purpose of complying with the Contingencies under Section 8:
           [](a) Ordering and obtaining an appraisal of the Property if one is not otherwise required under Section 7.2;
           [] (b) Ordering and obtaining a survey of the Property if one is not otherwise required under Section 6;
           [] (c) Ordering and obtaining any environmentally related study of the Property;
           [X](d) Ordering and obtaining a physical inspection report regarding, and completing a personal inspection of, the Property;
           [X](e) Requesting and obtaining verification that the Property complies with all applicable federal, state, and local laws, ordinances, and regulations with regard to zoning and permissible use of the Property. Liquor license to be transferrable est. (60 days)

Seller agrees to cooperate fully with Buyer's completing these Due Diligence matters and to make the Property available as reasonable and necessary for the same.
8. CONTINGENCIES. This offer is subject to the Buyer's approving in its sole discretion the Seller Disclosures, the Buyer Undertakings, and Additional Due Diligence matters in Section 7. However, the Buyer's discretion in approving the terms of the loan under subsection 7.2(b) is subject to Buyer's covenant with regard to minimally acceptable financing terms under Section 2.
         8.1 Buyer  shall have 20  Calendar  days after the times  specified  in
Section 7.1 and 7.2 for receipt of Seller Disclosures, and for completion of Buyer Undertakings to review the content of the disclosures and the outcome of the undertakings. The latest applicable date under Section 7.1 and 7.2 applies for completing a review of Additional Due Diligence matters under Section 7.3.
         8.2 If Buyer does not deliver a written objection to Seller regarding a Seller Disclosure, Buyer Undertaking, or due Diligence matter within the time provided in Section 8.1, that term will be deemed approved by Buyer.
         8.3 If Buyer objects, Buyer and Seller shall have 10 Calendar days after receipt of the objections to resolve Buyer's objections. Seller my, but shall not be required to, resolve Buyer's objections. Likewise, the Buyer is under no obligation to accept any resolution proposed by the Seller. If Buyer's objections are not resolved within the stated time Buyer may void this Contract by providing written notice to Seller within the same stated time. The holder of the Earnest Money Deposit shall, upon receipt of a copy of Buyer's written notice, return to Buyer the Earnest Money Deposit without the requirement of any further written authorization from Seller. If this Contract is not voided by Buyer, Buyer's objection is deemed to have been waived. However, this waiver does not affect warranties under Section 10.
         8.4 Resolution of Buyer's objections under Section 8.3 shall be in writing and shall become part of this Contract.


9. SPECIAL CONTINGENCIES. This offer is made subject to: see addendum #1 The terms of attached Addendum # 1 Are incorporated into this Contract by this reference.
10. SELLER'S LIMITED WARRANTIES. Seller's warranties to Buyer regarding the Property are limited to the following:
         10.1 When Seller delivers possession of the Property to Buyer, it will be broom-clean and free of debris and personal belongings;
         10.2 Seller will deliver possession of the Property to Buyer with the plumbing, plumbed fixtures, heating, cooling, ventilating, electrical and sprinkler (indoor and outdoor) systems, appliances, and fireplaces in working order;
         10.3 Seller will deliver possession of the Property to Buyer with the roof and foundation free of leaks known to Seller;
         10.4 Seller will deliver possession of the Property to Buyer with any private well or septic tank serving the Property in working order and in compliance with governmental regulations;
         10.5 Seller will be responsible for repairing any of Seller's moving-related damage to the Property.
         10.6 At Closing, Seller will bring current all financial obligations encumbering the Property which are assumed in writing by Buyer and will discharge all such obligations which Buyer has not so assumed;
         10.7 As of Closing, Seller has no knowledge of any claim or notice of an environmental, building, or zoning code violation regarding the Property which has not been resolved.

11. VERIFICATION OF WARRANTED AND INCLUDED ITEMS. After all contingencies have been removed and before Closing, the Buyer may conduct a "walk-through" inspection of the Property to determine whether or not items warranted by Seller in Section 10.1, 10.2, 10.3 and 10.4 are in the warranted condition and to verify that items included in Section 1.1 are presently on the Property. If any item is not in the warranted condition, Seller will correct, repair or replace it as necessary or, with the consent of Buyer and (if required) Lender, escrow an amount at Closing to provide for such repair or replacement. The Buyer's failure to conduct a "walk-through" inspection or to claim during the "walk-through" inspection that the Property does not include all items referenced on Section 1.1 or is not in the condition warranted in Section 10 , shall constitute a waiver of Buyer's rights under Section 1.1 and of the warranties contained in Section 10.
12. Changes during Transaction. Seller agrees that no changes in any existing leases shall be made, no new leases entered into, and no substantial alterations or improvements to the Property shall be undertaken without the written consent of the Buyer.
13. AUTHORITY OF SIGNERS. If Buyer or Seller is a corporation, partnership, trust, estate, or other entity, the person signing this Contract on its behalf warrants his or her authority to do so and to bind Buyer or Seller and the heirs or successors in interest to Buyer or Seller . If the Seller is not the vested Owner of the Property but has control over the vested Owner's disposition of the Property, the Seller agrees to exercise this control and deliver title under this Contract as if it had been signed by the vested Owner.
14. COMPLETE CONTRACT. This instrument (together with its Addenda, any attached Exhibits, and Seller Disclosure) constitutes the entire Contract between the parties and supersedes all prior dealings between the parties. This Contract cannot be changed except by written agreement of the parties.
15. DISPUTE RESOLUTION. The parties agree that any dispute or claim relating to this Contract, including but not limited to the disposition of the Earnest Money Deposit and the breach or termination of this Contract, shall first be submitted to mediation in accordance with the Utah Real Estate Buyer/Seller Mediation Rules of the American Arbitration Association. Each party agrees to bear its own costs of mediation. Any Agreement signed by the parties pursuant to the mediation shall be binding. If mediation fails, the procedures applicable and remedies available under this Contract shall apply. Nothing in this Section shall prohibit the Buyer from seeking specific performance be the Seller by filing a complaint with the court, serving it on the Seller by means of summons or as otherwise permitted by law, and recording a lis pendens with regard to the action provided that the Buyer permits the Seller to refrain from answering the complaint pending mediation. Also, the parties may agree in writing to waive mediation.
16. DEFAULT. If Buyer defaults, Seller may elect to either retain the Earnest Money Deposit as liquidated damages or to return the Earnest Money Deposit and sue Buyer to enforce Seller's rights. If Seller defaults, in addition to return of the Earnest Money Deposit, Buyer nay elect to either accept from Seller as liquidated damages a sum equal to the Earnest Money Deposit or sue Seller for specific performance and/or damages. If Buyer elects to accept the liquidated damages, Seller agrees to pay the liquidated damages to Buyer upon demand. Where a Section of this Contract provides a specific remedy, the parties intend that the remedy shall be exclusive regardless of rights which might otherwise available under common law.
17. ATTORNEY'S FEES. In any action arising out of this Contract, the prevailing party shall be entitled to costs and reasonable attorney's fees.
18. DISPOSITION OF EARNEST MONEY. The Earnest Money Deposit shall nor be released unless it is authorized by: (a) Section 7.1, 7.2 and 8.3; (b) separate written agreement of the parties, including an agreement under Section 15 if (a) does not apply; or (c) court order.
19. ABROGATION. Except for express warranties made in this Contract, the provisions of this Contract, shall not apply after Closing.
20. RISK OF LOSS. All risk of loss or damage to the Property shall be borne by Seller until Closing.
21. TIME IS OF THE ESSENCE. Time is of the essence regarding the dates set forth in this transaction. Extensions must be agreed to in writing by all parties. Performance under each Section of this Contract which references a date shall be required absolutely by 5:00 P.M., Mountain Time on the stated date.
22. COUNTERPARTS AND FACSIMILE (FAX) DOCUMENTS. This Contract may be signed in counterparts, and each counterpart bearing an original signature shall be considered one document with all others bearing original signature. Also, facsimile transmission of any singed original document and re-transmission of any signed facsimile transmission shall be the same as delivery of an original.
23. ACCEPTANCE. Acceptance occurs when Seller or Buyer, responding to an offer or counteroffer of the other; (a) signs the offer or counteroffer where noted to indicate acceptance; and (b) communicates to the other party or the other party's agent that the offer or counteroffer has been signed as required.
24. OFFER AND TIME FOR ACCEPTANCE. Buyer offers to purchase the Property on the above terms and conditions. If Seller does not accept this offer by AM PM Mountain Time, February 27 , 1997 , this offer shall lapse; and the holder of the Earnest Money Deposit shall return it to the Buyer. At 5 PM

/s/ BonnieJean C. Tippetts                                        2/25/97
-------------------------
(Buyer's Signature)                                       (Offer Reference Date)

BonnieJean C. Tippetts
---------------------------
Buyer's Name (please print)

------------------------------------------------              ----------------
(Notice Address)                                                       (Phone)

--------------------------------------------------------------------------------
                        ACCEPTANCE/REJECTION/COUNTEROFFER

Acceptance of Offer to Purchase: Seller Accepts the foregoing offer on the terms and conditions specified above.

/s/James D. Hansen
--------------------           2/26/97
(Seller's Signature)            (Date)               (Time)

------------------------------------------------
Seller's Name (please print)

------------------------------------------------     ----------------
(Notice Address)                                              (Phone)

  Rejection: Seller Rejects the foregoing offer.

________________ (Seller's initials) __________________(Date) ____________(Time)

Counter Offer: Seller presents for Buyer's Acceptance the terms of Buyer's offer subject to the exceptions or modifications as specified in the attached Counter Offer #____________.

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                                DOCUMENT RECEIPT

State Law requires Broker to furnish Buyer and Seller with copies of this Contract bearing all signatures. (One of the following alternatives must therefore be completed).

         A. I acknowledge receipt of a final copy of the foregoing Contract bearing all signatures:

SIGNATURE OF SELLER                                  SIGNATURE OF BUYER

/s/James D Hansen        2/25/97          /s/ BonnieJean C. Tippetts   2/25/97
----------------------- -----------      ---------------------------   --------
                          Date                                            Date

------------------------ -----------     -----------------------------  --------
                          Date                                             Date

         B. I personally caused a final copy of the foregoing contract bearing all signatures to be mailed on _____________, 19______ by certified Mail and return receipt attached hereto to the Seller Buyer, Sent by _______________


 Seller's Initials ( ) Date ____________ Buyer's Initials ( ) Date ____________

                            SELLER FINANCING ADDENDUM
                                       TO
                          REAL ESTATE PURCHASE CONTRACT

THIS SELLER FINANCING ADDENDUM is made a part of that REAL ESTATE PURCHASE CONTRACT (the "REPC") with an Offer Reference Date of 2-18 , 19 97 , between CYBER LACROSSE, INC, a Nevada Corporation as Buyer, and JAMES HANSEN As Seller, regarding the Property located at 26 SO Main Street, Nephi .
The terms of this ADDENDUM are hereby incorporated as part of the REPC.

1.CREDIT DOCUMENTS: Seller's extension of credit to Buyer shall be evidenced by:
(X) Note and Deed of Trust ( ) Note and All-Inclusive Deed of Trust ( ) Other:__________________________________________________

2. CREDIT TERMS: The terms of the credit documents referred to in Section 1 above are as follows: $ 180,000 principle amount of the note (the "Note"); interest at 7 % per annum; payable at approximately $ $ 1272.20 per month. The entire unpaid balance of principle plus interest is dune in 180 months from date of the Note. First payment due 1 month after close. Additional principal payments balloon payments or other terms as follows: $180,000 amoritized over 25 years with final payoff in 15 years. Payment to be paid to seller is approx. $1272.20 P & I 65.70 taxes & ins. Amt TBD for a payment of approx $1400.00 .

The credit documents referenced in Section 1 of the ADDENDUM will contain a due-on-sale clause in favor of Seller. Seller agrees to provide to Buyer at
Settlement: (a) an amortization schedule based on the above terms; (b) a written disclosure of the total interest Buyer will pay to maturity of the Note; and (C) the annual percentage rate on the Note based on loan closing costs.

3. TAXES AND ASSESSMENTS. In addition to the payments referenced in Section 2 above. Buyer shall also be responsible for: (a) property taxes; (b) homeowners association dues; (C) special assessments; and (d) hazard insurance premiums on the Property. These obligations will be paid. (X) directly to Seller/Escrow Agent on a monthly basis ( ) directly to the applicable county treasurer, association, and insurance company as required by those entities.

4.PAYMENT. Buyer's payments under Section 2 and 3 above will be made to: (X) Seller ( ) an ESCROW AGENT. If an Escrow Agent ______________ will act as Escrow Agent and will be responsible for disbursing payments on any underlying mortgage or deed of trust ( the "underlying mortgage") and to the Seller. Cost of setting up the escrow account shall be paid by: ( ) Buyer ( ) Seller ( ) split evenly between the parties.

5. LATE PAYMENT/PREPAYMENT. Any payment not made withing 5 days after it is due is subject to a late charge of $___________________ or --5--% of the installment due, whichever is greater. Amounts in default shall bear interest at a rate of 7 % per annum. All or part of the principal balance on the Note may be paid prior to maturity without penalty.

6. DUE-ON-SALE. As a part of the Seller Disclosure referenced in Section 7 of the REPC, Seller shall provide to Buyer a copy of the underlying mortgage, the note secured thereby, and the amortization schedule. Buyer's obligation to purchase under this Contract is conditioned upon Buyer's approval of the content of those documents, in accordance with Section 8 of the REPC. If the holder of the underlying mortgage calls the loan due as a result of this transaction, Buyer agrees to discharge the underlying loan as required by the mortgage lender. In such event, Seller's remaining equity shall be paid as provided in the credit documents.

7. BUYER DISCLOSURES. Buyer has provided to Seller, as a required part of this ADDENDUM, the attached Buyer Financial information Sheet. Buyer may use the Buyer Financial information Sheet approved by the Real Estate Commission and the Attorney General's Office, or may provide comparable written information in a different format, together with such additional information as Seller may reasonably require. Buyer (X) WILL ( ) WILL NOT provide Seller with copies of IRS returns for the two preceding tax years. Buyer acknowledges that Seller may contact Buyer's current employer for verification of employment as represented by Buyer in the Buyer Financial Information Sheet.

8. SELLER APPROVAL. By the Seller Disclosure Deadline referenced in Section 24(b) of the REPC, Buyer shall provide to Seller, at Buyer's expense, a current credit report of Buyer from a consumer credit reporting agency. Seller may use the credit report and the information referenced in Section 7 of this Addendum ("Buyer Disclosures") to evaluate the credit-worthiness of Buyer.

Page  1  of  2   pages   Seller's   Initials_/s/JDH________Date_2/18/97__Buyer's
Initials__/s/BT___Date_2/18/97

                            SELLER FINANCING ADDENDUM
                                       TO
                          REAL ESTATE PURCHASE CONTRACT

THIS SELLER FINANCING ADDENDUM is made a part of that REAL ESTATE PURCHASE CONTRACT (the "REPC") with an Offer Reference Date of 2-25 , 19 97 , between CYBER LACROSSE, INC, a Nevada corporation as Buyer, and JAMES HANSEN As Seller, regarding the Property located at 26 SO Main Street, Nephi .
The terms of this ADDENDUM are hereby incorporated as part of the REPC.

1.CREDIT DOCUMENTS: Seller's extension of credit to Buyer shall be evidenced by:
(X) Note and Deed of Trust ( ) Note and All-Inclusive Deed of Trust ( ) Other:__________________________________________________

2. CREDIT TERMS: The terms of the credit documents referred to in Section 1 above are as follows: $ 184,500 principle amount of the note (the "Note"); interest at 7 % per annum; payable at approximately $ $ 1296.40 per month. The entire unpaid balance of principle plus interest is dune in 180 months from date of the Note. First payment due 30 days after closing. Additional principal payments balloon payments or other terms as follows: $184,500 amortized over 25 years with final payoff in 7 years. Payment to be paid to seller is approx. $1296.40 P & I 65.70 taxes & ins.175.00 a month for a total payment approx $1,537.10. No prepayment penalty .

The credit documents referenced in Section 1 of the ADDENDUM will contain a due-on-sale clause in favor of Seller. Seller agrees to provide to Buyer at
Settlement: (a) an amortization schedule based on the above terms; (b) a written disclosure of the total interest Buyer will pay to maturity of the Note; and (C) the annual percentage rate on the Note based on loan closing costs.

3. TAXES AND ASSESSMENTS. In addition to the payments referenced in Section 2 above. Buyer shall also be responsible for: (a) property taxes; (b) homeowners association dues; (C) special assessments; and (d) hazard insurance premiums on the Property. These obligations will be paid. (X) directly to Seller/Escrow Agent on a monthly basis ( ) directly to the applicable county treasurer, association, and insurance company as required by those entities.

4.PAYMENT. Buyer's payments under Section 2 and 3 above will be made to: (X) Seller ( ) an ESCROW AGENT. If an Escrow Agent ______________ will act as Escrow Agent and will be responsible for disbursing payments on any underlying mortgage or deed of trust ( the "underlying mortgage") and to the Seller. Cost of setting up the escrow account shall be paid by: ( ) Buyer ( ) Seller ( ) split evenly between the parties.

5. LATE PAYMENT/PREPAYMENT. Any payment not made withing 5 days after it is due is subject to a late charge of $___________________ or --5--% of the installment due, whichever is greater. Amounts in default shall bear interest at a rate of 7 % per annum. All or part of the principal balance on the Note may be paid prior to maturity without penalty.

6. DUE-ON-SALE. As a part of the Seller Disclosure referenced in Section 7 of the REPC, Seller shall provide to Buyer a copy of the underlying mortgage, the note secured thereby, and the amortization schedule. Buyer's obligation to purchase under this Contract is conditioned upon Buyer's approval of the content of those documents, in accordance with Section 8 of the REPC. If the holder of the underlying mortgage calls the loan due as a result of this transaction, Buyer agrees to discharge the underlying loan as required by the mortgage lender. In such event, Seller's remaining equity shall be paid as provided in the credit documents.

7. BUYER DISCLOSURES. Buyer has provided to Seller, as a required part of this ADDENDUM, the attached Buyer Financial information Sheet. Buyer may use the Buyer Financial information Sheet approved by the Real Estate Commission and the Attorney General's Office, or may provide comparable written information in a different format, together with such additional information as Seller may reasonably require. Buyer (X) WILL ( ) WILL NOT provide Seller with copies of IRS returns for the two preceding tax years. Buyer acknowledges that Seller may contact Buyer's current employer for verification of employment as represented by Buyer in the Buyer Financial Information Sheet.

8. SELLER APPROVAL. By the Seller Disclosure Deadline referenced in Section 24(b) of the REPC, Buyer shall provide to Seller, at Buyer's expense, a current credit report of Buyer from a consumer credit reporting agency. Seller may use the credit report and the information referenced in Section 7 of this Addendum ("Buyer Disclosures") to evaluate the credit-worthiness of Buyer.

Page  1  of  2   pages   Seller's   Initials_______________Date__________Buyer's
Initials__________Date_________

                            SELLER FINANCING ADDENDUM
                                       TO
                          REAL ESTATE PURCHASE CONTRACT

THIS SELLER FINANCING ADDENDUM is made a part of that REAL ESTATE PURCHASE CONTRACT (the "REPC") with an Offer Reference Date of 2-18 , 19 97 , between CYBER LACROSSE, INC, a Nevada Corporation as Buyer, and JAMES HANSEN As Seller, regarding the Property located at 26 SO Main Street, Nephi .
The terms of this ADDENDUM are hereby incorporated as part of the REPC.

1.CREDIT DOCUMENTS: Seller's extension of credit to Buyer shall be evidenced by:
(X) Note and Deed of Trust ( ) Note and All-Inclusive Deed of Trust ( ) Other:__________________________________________________

2. CREDIT TERMS: The terms of the credit documents referred to in Section 1 above are as follows: $ 180,000 principle amount of the note (the "Note"); interest at 7 % per annum; payable at approximately $ $ 1272.20 per month. The entire unpaid balance of principle plus interest is dune in 180 months from date of the Note. First payment due 1 month after close. Additional principal payments balloon payments or other terms as follows: $180,000 amoritized over 25 years with final payoff in 15 years. Payment to be paid to seller is approx. $1272.20 P & I 65.70 taxes & ins. Amt TBD for a payment of approx $1400.00 .

The credit documents referenced in Section 1 of the ADDENDUM will contain a due-on-sale clause in favor of Seller. Seller agrees to provide to Buyer at
Settlement: (a) an amortization schedule based on the above terms; (b) a written disclosure of the total interest Buyer will pay to maturity of the Note; and (C) the annual percentage rate on the Note based on loan closing costs.

3. TAXES AND ASSESSMENTS. In addition to the payments referenced in Section 2 above. Buyer shall also be responsible for: (a) property taxes; (b) homeowners association dues; (C) special assessments; and (d) hazard insurance premiums on the Property. These obligations will be paid. (X) directly to Seller/Escrow Agent on a monthly basis ( ) directly to the applicable county treasurer, association, and insurance company as required by those entities.

4.PAYMENT. Buyer's payments under Section 2 and 3 above will be made to: (X) Seller ( ) an ESCROW AGENT. If an Escrow Agent ______________ will act as Escrow Agent and will be responsible for disbursing payments on any underlying mortgage or deed of trust ( the "underlying mortgage") and to the Seller. Cost of setting up the escrow account shall be paid by: ( ) Buyer ( ) Seller ( ) split evenly between the parties.

5. LATE PAYMENT/PREPAYMENT. Any payment not made withing 5 days after it is due is subject to a late charge of $___________________ or --5--% of the installment due, whichever is greater. Amounts in default shall bear interest at a rate of 7 % per annum. All or part of the principal balance on the Note may be paid prior to maturity without penalty.

6. DUE-ON-SALE. As a part of the Seller Disclosure referenced in Section 7 of the REPC, Seller shall provide to Buyer a copy of the underlying mortgage, the note secured thereby, and the amortization schedule. Buyer's obligation to purchase under this Contract is conditioned upon Buyer's approval of the content of those documents, in accordance with Section 8 of the REPC. If the holder of the underlying mortgage calls the loan due as a result of this transaction, Buyer agrees to discharge the underlying loan as required by the mortgage lender. In such event, Seller's remaining equity shall be paid as provided in the credit documents.

7. BUYER DISCLOSURES. Buyer has provided to Seller, as a required part of this ADDENDUM, the attached Buyer Financial information Sheet. Buyer may use the Buyer Financial information Sheet approved by the Real Estate Commission and the Attorney General's Office, or may provide comparable written information in a different format, together with such additional information as Seller may reasonably require. Buyer (X) WILL ( ) WILL NOT provide Seller with copies of IRS returns for the two preceding tax years. Buyer acknowledges that Seller may contact Buyer's current employer for verification of employment as represented by Buyer in the Buyer Financial Information Sheet.

8. SELLER APPROVAL. By the Seller Disclosure Deadline referenced in Section 24(b) of the REPC, Buyer shall provide to Seller, at Buyer's expense, a current credit report of Buyer from a consumer credit reporting agency. Seller may use the credit report and the information referenced in Section 7 of this Addendum ("Buyer Disclosures") to evaluate the credit-worthiness of Buyer.

Page  1  of  2   pages   Seller's   Initials_/s/JDH________Date_2/18/97__Buyer's
Initials__/s/BT___Date_2/18/97

                            SELLER FINANCING ADDENDUM
                                       TO
                          REAL ESTATE PURCHASE CONTRACT

THIS SELLER FINANCING ADDENDUM is made a part of that REAL ESTATE PURCHASE CONTRACT (the "REPC") with an Offer Reference Date of 2-25 , 19 97 , between CYBER LACROSSE, INC, a Nevada corporation as Buyer, and JAMES HANSEN As Seller, regarding the Property located at 26 SO Main Street, Nephi .
The terms of this ADDENDUM are hereby incorporated as part of the REPC.

1.CREDIT DOCUMENTS: Seller's extension of credit to Buyer shall be evidenced by:
(X) Note and Deed of Trust ( ) Note and All-Inclusive Deed of Trust ( ) Other:__________________________________________________

2. CREDIT TERMS: The terms of the credit documents referred to in Section 1 above are as follows: $ 184,500 principle amount of the note (the "Note"); interest at 7 % per annum; payable at approximately $ $ 1296.40 per month. The entire unpaid balance of principle plus interest is dune in 180 months from date of the Note. First payment due 30 days after closing. Additional principal payments balloon payments or other terms as follows: $184,500 amortized over 25 years with final payoff in 7 years. Payment to be paid to seller is approx. $1296.40 P & I 65.70 taxes & ins.175.00 a month for a total payment approx $1,537.10. No prepayment penalty .

The credit documents referenced in Section 1 of the ADDENDUM will contain a due-on-sale clause in favor of Seller. Seller agrees to provide to Buyer at
Settlement: (a) an amortization schedule based on the above terms; (b) a written disclosure of the total interest Buyer will pay to maturity of the Note; and (C) the annual percentage rate on the Note based on loan closing costs.

3. TAXES AND ASSESSMENTS. In addition to the payments referenced in Section 2 above. Buyer shall also be responsible for: (a) property taxes; (b) homeowners association dues; (C) special assessments; and (d) hazard insurance premiums on the Property. These obligations will be paid. (X) directly to Seller/Escrow Agent on a monthly basis ( ) directly to the applicable county treasurer, association, and insurance company as required by those entities.

4.PAYMENT. Buyer's payments under Section 2 and 3 above will be made to: (X) Seller ( ) an ESCROW AGENT. If an Escrow Agent ______________ will act as Escrow Agent and will be responsible for disbursing payments on any underlying mortgage or deed of trust ( the "underlying mortgage") and to the Seller. Cost of setting up the escrow account shall be paid by: ( ) Buyer ( ) Seller ( ) split evenly between the parties.

5. LATE PAYMENT/PREPAYMENT. Any payment not made withing 5 days after it is due is subject to a late charge of $___________________ or --5--% of the installment due, whichever is greater. Amounts in default shall bear interest at a rate of 7 % per annum. All or part of the principal balance on the Note may be paid prior to maturity without penalty.

6. DUE-ON-SALE. As a part of the Seller Disclosure referenced in Section 7 of the REPC, Seller shall provide to Buyer a copy of the underlying mortgage, the note secured thereby, and the amortization schedule. Buyer's obligation to purchase under this Contract is conditioned upon Buyer's approval of the content of those documents, in accordance with Section 8 of the REPC. If the holder of the underlying mortgage calls the loan due as a result of this transaction, Buyer agrees to discharge the underlying loan as required by the mortgage lender. In such event, Seller's remaining equity shall be paid as provided in the credit documents.

7. BUYER DISCLOSURES. Buyer has provided to Seller, as a required part of this ADDENDUM, the attached Buyer Financial information Sheet. Buyer may use the Buyer Financial information Sheet approved by the Real Estate Commission and the Attorney General's Office, or may provide comparable written information in a different format, together with such additional information as Seller may reasonably require. Buyer (X) WILL ( ) WILL NOT provide Seller with copies of IRS returns for the two preceding tax years. Buyer acknowledges that Seller may contact Buyer's current employer for verification of employment as represented by Buyer in the Buyer Financial Information Sheet.

8. SELLER APPROVAL. By the Seller Disclosure Deadline referenced in Section 24(b) of the REPC, Buyer shall provide to Seller, at Buyer's expense, a current credit report of Buyer from a consumer credit reporting agency. Seller may use the credit report and the information referenced in Section 7 of this Addendum ("Buyer Disclosures") to evaluate the credit-worthiness of Buyer.

Page  1  of  2   pages   Seller's   Initials_______________Date__________Buyer's
Initials__________Date_________